BANK OF NEW ENGLAND CORPORATION
                                                CASH F
        FROM THE PERIOD FROM OCTOBER 31, 2009 TO NOVEMBER 30, 2009


        Cash balance at October  31, 2009             101,235,528.16



        Receipts:

        1.  Investment proceeds (short term)               29,722.06
                eipts                                      29,722.06


        Expenditures:

        1.  InterCo transfers                              31,416.74
                                                           31,416.74




        Cash Balance at November 30, 2009             101,233,833.48